SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND

DWS Disciplined Market Neutral Fund
(Effective on or about July 19, 2013: DWS Diversified Market Neutral Fund)

The following changes are effective on or about July 19, 2013.

DWS Disciplined Market Neutral Fund will change its name to DWS Diversified Market Neutral Fund.

QS Investors, LLC ("QS Investors") will no longer serve as subadvisor to the fund. All references to QS Investors are hereby deleted.

The following disclosure replaces similar disclosure contained under the “DEFINITIONS” section of Part I of the fund’s Statement of Additional Information:

“Sub-Advisor” - Pyramis Global Advisors, LLC, 900 Salem St., Smithfield, RI 02917; and Henderson Alternative Investment Advisor Limited, 201 Bishopsgate, London, UK, EC2M 3 AE.

The following disclosure is added under the sub-section entitled “Sub-Advisors” of the “MANAGEMENT OF THE FUNDS” section of Part II of the fund’s Statement of Additional Information:

Pyramis Global Advisors, LLC (Pyramis), 900 Salem St., Smithfield, RI 02917, serves as sub-advisor of a portion of the assets of the DWS Diversified Market Neutral Fund. Pyramis is an investment adviser registered with the SEC and is the institutional asset management arm of Fidelity Investments, one of the world’s largest mutual fund managers.

Henderson Alternative Investment Advisor Limited (Henderson), 201 Bishopsgate, London, UK, EC2M 3 AE, serves as sub-advisor of a portion of the assets of the DWS Diversified Market Neutral Fund. Henderson an investment adviser registered with the SEC and is a subsidiary of Henderson Group PLC, an independent global asset management business founded in 1934.

Please Retain This Supplement for Future Reference

April 25, 2013
SAISTKR-93